                                                                  EXECUTION COPY


                                 AMENDMENT NO. 6
                                       to
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 6 is entered into as of November 13, 2001 by and among HEAFNER TIRE GROUP, INC., a Delaware corporation, THE SPEED MERCHANT, INC., a California corporation, CALIFORNIA TIRE COMPANY, a California corporation (the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              Preliminary Statement

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000, Amendment No. 2 dated as of February 2, 2001, Amendment No. 3 dated as of February 14, 2001, Amendment No. 4 dated as of March 30, 2001 and Amendment No. 5 dated as of August 10, 2001 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         The Borrowers have requested that the Lenders adjust the financial covenants set forth in the Loan Agreement and make certain other modifications thereto and the Lenders have agreed so to amend the Loan Agreement, upon and subject to the terms and conditions of the Loan Agreement as amended by this Amendment.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of
SECTION 2, the Loan Agreement is hereby amended by:

         (a) amending Section 1.1 Definitions by amending:

                  (i) the definition "Applicable Margin" by inserting before the period at the end thereof, the phrase "; PROVIDED FURTHER, that after the earliest to occur of (x) the Minimum Availability Reserve shall have been reduced to an amount less than

         $15,000,000 or (y) a standby Letter of Credit shall have been issued by the Bank for the account of a Loan Party and for the benefit of any vendor or Affiliate thereof or (z) the Amendment No. 7 Effective Date, the Applicable Margin on Eurodollar Rate Loans shall permanently increase by 0.25% (or 25 basis points) in Tiers I, II and III of the attached pricing matrix, and Tier VI thereof shall be eliminated"

                  (ii) the definition "Borrowing Base" in its entirety to read as follows:

         "Borrowing Base" means at any time an amount equal to the lesser of:

                  (a) the aggregate Commitments, MINUS the sum of

                           (i) the Letter of Credit Reserve, PLUS

                           (ii) the Rent Reserve, PLUS

                           (iii) any Additional Reserves, and

                  (b) an amount equal to

                           (i) 85% (or such lesser percentage as the
                  Administrative Agent may in its reasonable credit judgment determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                           (ii) the lesser of

                                    (A) the sum of (1) 65% (or such lesser
                           percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of tires at such time, PLUS (2) the lesser of (x) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible B/F Inventory consisting of tires at such time, and (y) $8,000,000, and

                                    (B) $90,000,000, PLUS

                           (iii) the lesser of

                                    (A) 50% (or such lesser percentage as the
                           Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory other than tires, at such time, and

                                    (B) $35,000,000, MINUS

                           (iv) the sum of

                                    (A) the Letter of Credit Reserve, PLUS

                                    (B) the Rent Reserve, PLUS

                                    (C) the Dilution Reserve, PLUS

                                    (D) the Minimum Availability Reserve, PLUS

                                    (E) any Additional Reserves.

                  (iii) the definition "Dilution Reserve" in its entirety to read as follows:

                  "Dilution Reserve" means an amount equal to the EXCESS of (i) non-cash reductions to the Loan Parties' Receivables (on a combined basis) during a 12-month period prior to the date of determination as established by the Loan Parties' records or by a field examination conducted by the Administrative Agent's, the Syndication Agent's or the Documentation Agent's employees or representatives, expressed as a percentage of the Loan Parties' Receivables (on a combined basis) outstanding during the same period, as the same may be adjusted by the Administrative Agent in the exercise of its reasonable credit judgment, OVER (ii) 5%, MULTIPLIED by an amount equal to Eligible Receivables as of the date of determination.

                  (iv) the definition "EBITDA - Heafner Group" in its entirety to read as follows:

                  "EBITDA - Heafner Group" means for any specified accounting period, EBITDA of Heafner and its Consolidated Subsidiaries (other than Winston) on a consolidated basis for such period, as reported in accordance with GAAP, PLUS, for any specified accounting period ending on or before the last day of June, 2002, the amount of that certain parts inventory reserve established by Heafner in September, 2001, up to $5,000,000.

         (b) further amending Section 1.1 Definitions by adding thereto in the appropriate alphabetical order the following new definitions:

                  "Amendment No. 7" means the proposed Amendment No. 7 to the Agreement, a draft term sheet for which has previously been delivered to the Lenders and the Borrowers by the Administrative Agent.

                  "Amendment No. 7 Effective Date" means the date on which Amendment No. 7 shall have become effective in accordance with its terms.

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         (c) amending Section 4.6(b) Termination of Agreement by substituting for the date "March 30, 2001" each time it appears in clause (iv) thereof, the date "March 30, 2002" and for the phrase "Amendment No. 4 Effective Date" each time it appears in clause (iv) thereof, the phrase "Amendment No. 7 Effective Date";

         (d) amending Section 10.3 Officer's Certificate in its entirety to read as follows:

                  SECTION 10.3 Officers' Certificates. At the time that the Borrowers furnish the financial statements pursuant to SECTION 10.1(B), a certificate of the President of Heafner or of a Financial Officer, in substantially the form attached hereto as EXHIBIT D,

                  (a) setting forth as of the end of each Fiscal Month that is not the last month in a Fiscal Quarter or Fiscal Year, the calculation required to establish whether or not the Borrowers were in compliance with the requirements of SECTION 11.1(C) as at the end of such Fiscal Month,

                  (b) setting forth as of the end of each Fiscal Quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrowers were in compliance with the requirements of SECTIONS 11.1, 11.2 and 11.5 as at the end of each respective period and the calculations necessary to determine the Leverage Ratio as at the end of each respective period, and

                  (c) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

         (e) amending subsection (a) of Section 11.1 Financial Covenants in its entirety to read as follows:

                  (a) Minimum EBITDA. Permit EBITDA - Heafner Group, for any period specified on SCHEDULE 11.1(A) attached hereto, to be less (or more negative) than the amount set forth opposite such period on
         SCHEDULE 11.1(A).

         (f) amending Section 11.5 Capital Expenditures in its entirety to read as follows:
                  SECTION 11.5 Capital Expenditures. Make or incur any Capital Expenditures (excluding Financed Capex) in the aggregate in excess of
         (i) $6,750,000 for Fiscal Year 2001 and (ii) $2,000,000 for any Fiscal Year thereafter, PROVIDED that any amount of such allowance not used in a Fiscal Year may be carried forward, but only to the succeeding Fiscal Year.

         (g) further amending the Loan Agreement by deleting Exhibit D and substituting therefor new Exhibit D in the form attached hereto as ANNEX 1 and deleting Schedules 11.1(a), 11.1(b) and 11.1(c) and substituting therefor new Schedules 11.1(a), 11.1(b) and 11.1(c) in the respective forms attached hereto as ANNEXES 2, 3 and 4, respectively.

         Section 2. Effectiveness of Amendment. The provisions of SECTION 1 of this Amendment shall become effective as of September 29, 2001 on the date (the "Amendment No. 6 Effective Date") on which the Administrative Agent shall have received (1) for the Ratable account of the Lenders, the first installment payable in the amount of $225,000 in respect of the agreed amendment fee referred to in SECTION 3 hereof and (2) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

         (a) this Amendment duly executed by the Borrowers, the Subsidiary Guarantors and the Lenders;

         (b) a certificate of the president or chief financial officer of Heafner stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment,

                  (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment No. 6 Effective Date, and

                  (ii) no Default or Event of Default exists;

and the Administrative Agent shall be satisfied as to the truth and accuracy thereof;

         (c) such other documents and instruments as the Administrative Agent may reasonably request.

         Section 3. Fees. The Borrowers shall pay to the Agent, for the account of the Lenders as specified below, an amendment fee in the amount of $450,000, which fee shall be payable in two installments: (a) the first installment payable in the amount of $225,000, for the Ratable account of the Lenders, shall be paid on the Amendment No. 6 Effective Date and (b) the second installment payable in the amount of $225,000, for the account of the Lenders that execute and deliver the proposed Amendment No. 7 to the Loan Agreement, a draft term sheet for which has previously been delivered to the Lenders and the Borrowers by the Administrative Agent ("Amendment No. 7"), ratably according to each such Lender's Commitment expressed as a percentage of the Commitments of all Lenders that execute and deliver Amendment No. 7, shall be paid on or prior to the earlier of (i) December 31, 2001 and (ii) the date on which Amendment No. 7 shall have become effective in accordance with its terms. Both installments shall be fully earned as of the Amendment No. 6 Effective Date and shall not be subject to refund, rebate or offset of any kind.

         Section 4. Representations and Warranties. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) Authorization of Agreements. Each Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Loan Party and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Loan Party is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to such Loan Party or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Loan Party or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Loan Party, any of its Subsidiaries or any of such Loan Party's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Loan Party or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party other than the Security Interest.

         Section 5. Effect of Amendment. From and after the Amendment No. 6 Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                      BORROWERS:

                                      HEAFNER TIRE GROUP, INC.

[CORPORATE SEAL]

Attest:                               By: /s/ Richard P. Johnson
                                          --------------------------------------
                                           Name: Richard P. Johnson
                                           Title: President and CEO
___________________________
[Assistant] Secretary



                                     THE SPEED MERCHANT, INC.

[CORPORATE SEAL]

Attest:                              By: /s/ Richard P. Johnson
                                         ---------------------------------------
                                          Name: Richard P. Johnson
                                          Title: President and CEO
___________________________
[Assistant] Secretary

                                     By: /s/ William E. Berry
                                         ---------------------------------------
                                          Name: William E. Berry
                                          Title: Vice President and
                                                 Assistant Treasurer



                                     CALIFORNIA TIRE COMPANY

[CORPORATE SEAL]

Attest:                              By: /s/ Richard P. Johnson
                                         ---------------------------------------
                                         Name: Richard P. Johnson
                                         Title: President and CEO
____________________________
[Assistant] Secretary

                                     By: /s/ William E. Berry
                                         ---------------------------------------
                                         Name: William E. Berry
                                         Title: Vice President and
                                                Assistant Treasurer

                                    FLEET CAPITAL CORPORATION, as Administrative
                                    Agent and as a Lender

                                    By: /s/ Stephen Y. McGehee
                                        ----------------------------------------
                                        Stephen Y. McGehee
                                        Senior Vice President

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                                    BANK OF AMERICA, N.A., as Syndication
                                    Agent and as a Lender

                                    By: /s/ Perri H. LOve
                                        ----------------------------------------
                                         Name: Perri H. Love
                                         Title: Assistant Vice President

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                                     FIRST UNION NATIONAL BANK, as
                                     Documentation Agent and as a Lender

                                     By: /s/ John T. Trainor
                                         -------------------------------
                                          Name: John T. Trainor
                                          Title: Vice President

                                     STANDARD FEDERAL BANK NATIONAL
                                     ASSOCIATION, formerly known as MICHIGAN
                                     NATIONAL BANK, as successor in interest to Mellon Bank, N.A.

                                     By:  LaSALLE BUSINESS CREDIT, INC., its
                                     agent

                                       By: /s/ Roger D. Attix
                                           -------------------------------------
                                            Name: Roger D. Attix
                                            Title: Vice President

                                     PNC BANK, NATIONAL ASSOCIATION, as a Lender

                                     By: /s/ Susanne Raschner
                                         ---------------------------------------
                                          Name: Susanne Raschner
                                          Title: Vice President

                                     SUBSIDIARY GUARANTORS:

                                     Acknowledged and consented to this ___ day of November 2001:

                                     T.O. HAAS TIRE COMPANY, INC.

                                     By: /s/ Richard P. Johnson
                                         ---------------------------------------
                                           Name: Richard P. Johnson
                                           Title: Chairman

                                     T.O. HAAS HOLDING CO., INC.

                                     By: /s/ Richard P. Johnson
                                           Name: Richard P. Johnson
                                           Title: Chairman

                                     ANNEX 1

                                    EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE


         The undersigned, ____________________, the ___________________ of
Heafner Tire Group, Inc., a Delaware corporation (the "Corporation"), hereby certifies to the Administrative Agent under and as defined in the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000 (as amended and in effect from time to time, the "Loan Agreement"), in accordance with the provisions of SECTION 10.3 of the Loan Agreement, that:

         1. As of ____________________ [date of last day of Fiscal Month that is not the last month in a Fiscal Quarter or Fiscal Year], the Borrowers were/were not in compliance with the covenant set forth in SECTION 11.1(C) of the Loan Agreement, as detailed on the worksheet attached hereto as EXHIBIT A.

                                       or

            As of _____________________ [date of last day of Fiscal Quarter or Fiscal Year], the Borrowers were/were not in compliance with the covenants set forth in SECTIONS 11.1, 11.2 and 11.5 of the Loan Agreement, as detailed on the worksheet attached hereto as EXHIBIT A. The calculations necessary to determine the Leverage Ratio as of such date are also set forth on EXHIBIT A.

         2. All Schedules to the Loan Agreement are correct and accurate as of the date hereof after taking into account the revised and/or supplemental information reflected on the Schedules attached hereto as EXHIBIT B.

         3. Based on an examination sufficient to enable me to make an informed statement, no Default or Event of Default exists as of the date hereof [other than:1].

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of ___________, 200_.

                                               _________________________________
                                               Title:___________________________

--------
         1 Specify such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

                                     ANNEX 2

                                SCHEDULE 11.1(a)

                             EBITDA - Heafner Group

         The period of four consecutive
         Fiscal Quarters ending with:                     EBITDA - Heafner Group

         The last day of the first Fiscal Quarter
         of Fiscal Year 2001                                    $37,000,000

         The last day of the second Fiscal Quarter
         of Fiscal Year 2001                                    $37,000,000

         The last day of the third Fiscal Quarter
         of Fiscal Year 2001                                    $29,000,000

         The last day of the fourth Fiscal Quarter
         of Fiscal Year 2001                                    $25,000,000

         The last day of the first Fiscal Quarter
         of Fiscal Year 2002                                    $27,000,000

         The last day of the second Fiscal Quarter
         of Fiscal Year 2002                                    $27,000,000

         The last day of the third Fiscal Quarter
         of Fiscal Year 2002                                    $31,500,000

         The last day of the fourth Fiscal Quarter of
         Fiscal Year 2002                                       $38,000,000

         The last day of each Fiscal Quarter thereafter         $38,000,000, as
                                                                increased by
                                                                $2,000,000 on
                                                                the last day of
                                                                the second and
                                                                fourth Fiscal
                                                                Quarters of each
                                                                Fiscal Year
                                                                beginning with
                                                                the last day of
                                                                the second
                                                                Fiscal Quarter
                                                                of Fiscal Year
                                                                2003

                                     ANNEX 3

                                SCHEDULE 11.1(b)

        Period                                                         Ratio

        The second Fiscal Quarter of Fiscal
        Year 2001                                                      1.70 to 1

        The second and third Fiscal Quarters
        of Fiscal Year 2001                                            1.65 to 1

        The second, third and fourth Fiscal
        Quarters of Fiscal Year 2001                                   1.20 to 1

        The period of four consecutive Fiscal
        Quarters ending on the last day of the
        first Fiscal Quarter of Fiscal Year 2002                       1.10 to 1

        The periods of four consecutive Fiscal
        Quarters ending on the last day of the
        second Fiscal Quarter of Fiscal Year 2002                      0.85 to 1

        The periods of four consecutive Fiscal
        Quarters ending on the last day of the
        third Fiscal Quarter of Fiscal Year 2002                       1.00 to 1

        The periods of four consecutive Fiscal
        Quarters ending on the last day of the
        fourth Fiscal Quarter of Fiscal Year 2002
        and the last day of each Fiscal Quarter
        thereafter                                                     1.20 to 1

                                     ANNEX 4

                                SCHEDULE 11.1(c)


     Fiscal Month                          Tangible Capital Funds
     ------------                          ----------------------

     April, 2001                                $28,000,000
     May, 2001                                  $28,000,000
     June, 2001                                 $30,000,000
     July, 2001                                 $30,000,000
     August, 2001                               $30,000,000
     September, 2001                            $28,500,000
     October, 2001                              $28,500,000
     November, 2001                             $28,500,000
     December, 2001                             $24,000,000
     January, 2002                              $24,000,000
     February, 2002                             $24,000,000
     March, 2002                                $25,000,000
     April, 2002                                $25,000,000
     May, 2002                                  $25,000,000
     June, 2002                                 $27,000,000
     July, 2002                                 $27,000,000
     August, 2002                               $27,000,000
     September, 2002                            $29,000,000
     October, 2002                              $29,000,000
     November, 2002                             $29,000,000
     December, 2002                             $30,000,000
     Each Fiscal Month thereafter               $30,000,000, as increased by
                                                $2,000,000 on the last day of
                                                the Fiscal Months of June and
                                                December of each Fiscal Year
                                                commencing on the last day of
                                                the Fiscal Month of June, 2003